Netcapital *Inc.*

A Digital Private Capital Markets Ecosystem

Democratizing Private Markets | Empowering Entrepreneurs to Succeed



Investor Update

March 31, 2021

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of Netcapital Inc.'s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause Netcapital Inc.'s actual results to differ materially from those described in the forward-looking statements can be found in Netcapital Inc.'s Quarterly Report on Form 10-Q for our fiscal third quarter ended January 31, 2021, and our Annual Report on Form 10-K for the year ended April 30, 2020 which have been filed with the Securities and Exchange Commission and are available on netcapitalinc.com and on sec.gov. Netcapital Inc. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.



Netcapital: Who We Are

Netcapital

Fintech company with scalable technology platform

- Allows private companies to raise capital online
- Provides investors with access to pre-IPO investment opportunities
- Markets private capital raises
- Incubates and takes equity positions in select, early-stage companies with disruptive technologies


Netcapital
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BioTech
C-Reveal Therapeutics
$141B oncology market
Invest →
Aerospace
Orbital Assembly Corporation
$490 Bn aerospace industry
Invest →
Drone Services
Deuce Drone
Invest →

Attractive Valuation vs. Peers

Netcapital Inc. sells at a significant discount to peers:

39x Revenues*	**21x** Revenues*	**6x** Revenues**
WEFUNDER	start engine	Netcapital Inc.

* based on valuation of most recent funding round using trailing 12 month revenues

** based on 3/26/21 closing price of NCPL

Significant Milestones Achieved

Netcapital has achieved significant milestones:

Began uplisting process to OTCQX

Closed purchase of Netcapital Funding Portal Inc.

Established ATS partnership with Rialto Markets

Management Delivers Strong Year-Over-Year Results

Nine months ending January 31, 2021

137% ⇧	Revenues of **$3,770,813** vs. **$1,593,130** in 2020, an increase of 137%
81% ⇧	Gross profit of **$3,040,470**, resulting in a gross margin of 81%
11¢	Net income of **$103,535**, with earnings per share of 11 cents
81% ⇧	Portfolio Investments at cost of **$3,726,514** vs. **$2,058,113**, rose 81%
$6.03	Book value per share of $6.03

Netcapital Posts Strong Revenue Growth

Revenues grew 137% year-over-year for the nine months ended 1/31/2021


Revenues
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$281,995
$1,593,130
$3,770,813
9 Months Ended 1/31/2019
9 Months Ended 1/31/2020
9 Months Ended 1/31/2021

Investment Portfolio Continues to Grow

Investments at cost grew 81% year-over-year.



Portfolio Investments at Cost
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$23,000
$2,058,113
$3,726,514
1/31/2019
1/31/2020
1/31/2021

Netcapital Posts Strong Growth in User Metrics

Year-over-year growth for the nine months ended January 31, 2021:


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360% in New Users



430% in Dollars Invested



343% in Traffic

Netcapital's Growth Rate Significantly Outpaces Industry

Growing more than twice as fast as the industry



Growth in Dollars Invested
450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
178%
431%
Industry*
Netcapital

*Source: KingsCrowd

Showing Strong Momentum to Begin Fiscal 4Q

Funding portal off to a strong start to begin fiscal fourth quarter

10x ⇧	February 2021 dollars invested were 10x higher vs. Feb 2020
30% ⇧	February 2021 dollars invested more than 30% higher than third quarter average

Increase in Funding Limits Provides Tailwind

SEC raised funding limits for RegCF, Reg D, and Reg A on March 15th.

Offering limits raised to:

$5M	RegCF: $5 million from $1.07 million, every twelve months
$10M	Regulation D, Rule 504: $10M from $5M
$75M	Regulation A Tier 2: $75M from $50M

SEC Rule Change Leads to Sharp Rise in Online Investments



$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
Oct-19
Nov-19
Dec-19
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
3/1/2021*

* Through March 28, 2021
**Source: KingsCrowd

Netcapital Establishes ATS Partnership with Rialto Markets

Netcapital to leverage Rialto's ATS:

- Provides issuers and investors with the potential for expanded distribution and liquidity:
  - May result in increased demand and higher share prices
- Establishes a path for future monetization
- Creates potential future opportunities:
  - Next generation trading technology utilizing blockchain
  - Institutional relationships



Netcapital Advisors:
Empowering Entrepreneurs to Succeed

Select New Client Highlights

C-Reveal Therapeutics

- Patent pending approach to exposing tumors to immune responses and therapies
- Founders have a history of successful exits in the oncology and pharmaceutical industries

Talla

- AI-powered support automation that utilizes superior machine learning and integrated functionality
- High profile VC backing: Glasswing Ventures, PJC, Avalon Ventures

Team

Management Team Comprised of Experienced Institutional Investors, Angel investors and Entrepreneurs



Cecilia Lenk

CEO Netcapital Inc.

- Ph.D., Harvard
- Angel Investor, Launchpad Venture Group



Coreen Kraysler, CFA

CFO Netcapital Inc.

- S.M., MIT Sloan
- Former Morningstar 5-star Rated Portfolio Manager



Carole Murko, CFA

CMO Netcapital Inc.

- M.A. NYU
- Institutional Marketing, State Street Global Advisors



Jason Frishman

CEO Netcapital Funding Portal Inc.

- B.S., Summa Cum Laude, University of Miami
- Advisor, The Capital Network

Investment Case Summary

- Netcapital Inc. is a digital private capital markets ecosystem
- Significant secular opportunity to disrupt traditional funding sources
- Well positioned for growth with a differentiated value proposition:
  - Combines Netcapital's scalable technology platform with Netcapital Advisors' unique and proven capabilities
  - Netcapital.com facilitates both primary offerings and potential secondary liquidity through an ATS partnership with Rialto
- Rialto partnership affords path to monezing secondary transactions
- Equity stakes provide upside optionality
- Team: Experienced institutional investors, angels investors and entrepreneurs
- SEC regulatory enhancements are a tailwind

Netcapital Inc.

Netcapital Advisors

Netcapital

Appendix

Market Opportunity

Significant opportunity to disrupt private capital markets with financial technology:

$800B	$800 billion raised in U.S. private deal placements in 2019 (Pitchbook)
$66B	$66 billion raised under exemptions 506(c) and 4(a)(6) in 2019 (SEC)
2x ⇧	Private capital markets growing at twice the rate of public markets (Forbes)

“

Private capital markets...have leapfrogged public markets to become the most popular way for companies to raise money in the U.S. *— The Wall Street Journal*

Business Model

Fee income plus equity stakes

Fees:

- 4.9% success fee on capital raised through the platform
- Consulting fees
- Engagement and other fees

Equity stakes provide optionality through possible exits (sale or IPO).

ATS partnership creates potential path to monetization of Secondary Transfer Feature.



Select Equity Stakes

KINGSCROWD	CHIPBRAIN	C-Reveal THERAPEUTICS	DEUCE 2 DRONE	Zelgor Games
Online Private Capital Markets Ratings and Analytics	Emotionally Intelligent AI	Cancer Immunotherapy	Drone Delivery	Mobile Games

Thank You

Coreen Kraysler, CFA

coreen.kraysler@netcapital.com

781-925-1700

Netcapital *Inc.*

https://netcapitalinc.com